                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 12, 2005

                      APPLIED INDUSTRIAL TECHNOLOGIES, INC.
                      -------------------------------------
             (Exact name of registrant as specified in its charter)

              OHIO                       1-2299                34-0117420
              ----                       ------                ----------
(State or Other Jurisdiction of     (Commission File       (I.R.S. Employer
Incorporation or Organization)           Number)          Identification No.)

                    One Applied Plaza, Cleveland, Ohio 44115
                    ----------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, Including Area Code: (216) 426-4000.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.        RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On October 12, 2005, the registrant issued an earnings release related to its first quarter ended September 30, 2005 and the text of that announcement is attached hereto as Exhibit 99.


ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

         William E. Butler and Russell R. Gifford have retired from the Board of Directors effective October 12, 2005, the expiration of their terms, after 18 and 13 years of service, respectively.

         Replacing Messrs. Butler and Gifford are John F. Meier and Peter C. Wallace, who were elected by the shareholders today to the Board of Directors for terms expiring in 2008. Background information regarding Messrs. Meier and Wallace was included on page 5 of the registrant's proxy statement dated September 2, 2005.


ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  Exhibit 99 -- Press release of Applied Industrial Technologies, Inc. dated October 12, 2005.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        APPLIED INDUSTRIAL TECHNOLOGIES, INC.
                                            (Registrant)


                                        By:   /s/ Fred D. Bauer
                                            ----------------------------------
                                              Fred D. Bauer
                                              Vice President-General Counsel
                                                      & Secretary
Date: October 12, 2005

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------
    99            Press release of Applied Industrial Technologies, Inc. dated
                  October 12, 2005.
